EXHIBIT 1


                   8,000,000 Shares of Class A Preferred Stock




                             Par Value $1 Per Share

                         ($25 Stated Capital Per Share)

                              ALABAMA POWER COMPANY

                               PURCHASE AGREEMENT

                                                            August 10, 1998



Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285

Ladies and Gentlemen:

                  Alabama Power Company, an Alabama corporation (the "Company"), confirms its agreement (the "Agreement") with you (the "Underwriter"), with respect to the sale by the Company and the purchase by the Underwriter of the shares of Class A Preferred Stock, par value $1 per share, stated capital $25 per share, of the Company (the "Preferred Stock") to be issued as two series in the respective amounts and having the respective terms set forth in Schedule I.

                  The Company understands that the Underwriter proposes to make a public offering of the Preferred Stock as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

     SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriter as follows:

         (a) A registration statement on Form S-3 (File No. 33-61845), in respect of the Preferred Stock and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement, as amended, and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriter, has been declared effective by the Commission in such form (except that copies of the registration statement, as amended, and any post-effective amendment delivered to the Underwriter need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Preferred Stock, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary
         Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to the Preferred Stock which is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 3(g) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

         (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriter with respect to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Final Supplemented Prospectus.

         (c) The Registration Statement and the Prospectus comply, and the Final Supplemented Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (hereinafter defined) and the General Rules and Regulations of the Commission thereunder and do not and will not, (i) as of the date of filing with the Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 as to the Registration Statement and any amendment thereto, and (ii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the Company makes no warranties or representations with respect to statements or omissions made in the Registration Statement or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein.

         (d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

         (e) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

         (f) The Company is a corporation duly organized and existing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and to issue and sell the Preferred Stock to the Underwriter.

     (g) This Agreement has been duly authorized, executed and delivered by the Company.

         (h) The issuance and delivery of the Preferred Stock has been duly authorized by the Company and, on the Closing Date, the Preferred Stock will have been duly executed by the Company and, when issued and delivered against payment therefor as described in the Final Supplemented Prospectus, will be validly issued and fully paid and non-assessable and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

         (i) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated herein and compliance by the Company with its obligations hereunder shall have been duly authorized by all necessary corporate action on the part of the Company and does not and will not result in any violation of the charter or bylaws of the Company, and does not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

         (j) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Preferred Stock or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility
         Holding Company Act of 1935, as amended (the "1935 Act"); (C) the approval of the Alabama Public Service Commission (the "Alabama Commission"); and (D) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

     SECTION 2. SALE AND DELIVERY TO UNDERWRITER; CLOSING.

                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) the Company agrees to sell to the Underwriter, and the Underwriter, agrees to purchase from the Company, 8,000,000 shares of Preferred Stock at a price per share equal to $25 per share of Preferred Stock and (ii) the Company agrees to pay the Underwriter as compensation hereunder, a commission equal to $0.50 per share of Preferred Stock.

                  (b) Payment for and delivery of certificates for the Preferred Stock shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 at 10:00 A.M., New York time, on August 19, 1998 or such other time, place or date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of certificates for the shares of Preferred Stock to the Underwriter.

                  The certificate(s) for the shares of Preferred Stock will be made available for examination by the Underwriter not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

                  On the Closing Date, the Company will pay the commission payable to the Underwriter pursuant to paragraph (a) of this Section 2 by wire transfer in federal funds against receipt therefor by the Underwriter.

     SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with the Underwriter as follows:

         (a) The Company, on or prior to the Closing Date, will deliver to the Underwriter conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Underwriter orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Underwriter conformed copies of the Registration Statement, the Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) and, from time to time, as many copies of the Prospectus and the Final Supplemented Prospectus as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

         (b) The Company will furnish the Underwriter with copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Preferred Stock in such quantities as the Underwriter may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Preferred Stock by the Underwriter or a dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriter, shall occur, which in the opinion of the Company or of Underwriter's counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus in order to make the Final Supplemented Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriter to suspend solicitation of purchases of the Preferred Stock and (ii) at its expense, make any such filing or prepare and furnish to the Underwriter a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case the Underwriter is required to deliver a prospectus in connection with the sale of any Preferred Stock after the expiration of the period specified in the preceding sentence, the Company, upon the request of the Underwriter, will furnish to the Underwriter, at the expense of the Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriter and Dewey Ballantine LLP.

         (c) The Company will endeavor, in cooperation with the Underwriter, to qualify the Preferred Stock for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriter may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

         (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

         (e) The Company will use its best efforts to effect the listing of the Preferred Stock on the New York Stock Exchange.

         (f) During a period of 15 days from the date of this Agreement, the Company will not, without the Underwriter's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any share of Preferred Stock or any security convertible into or exchangeable into or exercisable for preferred stock of the Company or any securities substantially similar to the Preferred Stock (except for the Preferred Stock issued pursuant to this Agreement).

         (g) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, to file the Final Supplemented Prospectus with the Commission and to advise the Underwriter of such filing and to confirm such advice in writing.

         (h) The Company will file in the office of the Secretary of the State of Alabama a charter amendment creating the Preferred Stock.

                  SECTION 4. PAYMENT OF EXPENSES. Except to the extent otherwise provided in Section 12 hereof, the Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration
Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the shares of Preferred Stock to the Underwriter, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Preferred Stock under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriter of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses incurred in connection with the listing of the Preferred Stock on the New York Stock Exchange, (ix) the cost and charges of any transfer agent or registrar, and (x) the cost of qualifying the Preferred Stock with The Depository Trust Company.

                  Except as otherwise provided in Section 9 hereof, the Underwriter shall pay all other expenses incurred by it in connection with its offering of the Preferred Stock including fees and disbursements of its counsel, Dewey Ballantine LLP.

     SECTION 5. CONDITIONS OF THE UNDERWRITER'S OBLIGA-TIONS. The obligations of the Underwriter to purchase and pay for the shares of Preferred Stock are subject to the following conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

         (b) Any required orders of the Alabama Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriter or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Underwriter, are deemed acceptable to the Underwriter and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriter and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

         (c)      On the Closing Date the Underwriter shall have received:

                  (1) The opinion, dated the Closing Date, of Balch & Bingham LLP, general counsel for the Company, substantially in the form attached hereto as Schedule II-A.

                  (2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule II-B.

                  (3) The opinion, dated as of the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriter, substantially in the form attached hereto as Schedule III.

                  (4) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

                  (5) On the Closing Date, the  Underwriter  shall have received from Arthur Andersen LLP a letter dated the Closing Date to the effect that: (A) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the American Institute of Certified Public Accountants ("AICPA") for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated in the Prospectus and of the latest available unaudited financial statements of the Company, if any, as of any calendar quarter subsequent to the date of those incorporated in the Prospectus; and
         (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Arthur Andersen LLP make no representations as to the sufficiency of such procedures for the Underwriter's purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any incorporated in the Prospectus, for them to be in conformity with generally accepted accounting principles; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividends Requirements (Pre-Income Tax Basis) set forth in the Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases which (i) the Prospectus discloses have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, or (vi) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) for the latest calendar quarter subsequent to those set forth in (3) above, which if available shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus.

                  (6) On the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Stock as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Preferred Stock as herein contemplated shall be satisfactory in form and substance to the Underwriter and Dewey Ballantine LLP, counsel for the Underwriter.

                  (7) On the Closing Date, the Preferred Stock shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                  (8) That no amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriter) which, in the reasonable judgment of the Underwriter, shall materially impair the marketability of the Preferred Stock.

                  (9) The Company shall have performed its obligations when and as provided under this Agreement.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

     SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

                  The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriter. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

                  SECTION 7.                INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse the Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriter any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Prospectus, or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus, or the Final
Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus, or the Final Supplemented Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of the Underwriter (or of any person controlling the Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Preferred Stock to any person if a copy of the Preliminary Prospectus, the Prospectus, or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of the Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus, or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. The Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 7, to notify the Company in writing of the commencement thereof but the omission of the Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to the Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against the Underwriter or any such person controlling the Underwriter and the Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, the Underwriter or any controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of the Underwriter or controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

                  (b) The Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus, or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter for use therein.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Preferred Stock to the Underwriter.

     SECTION 9. TERMINATION OF AGREEMENT.

                  (a) The Underwriter may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended,
(ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgement of the Underwriter, the marketability of the Preferred Stock shall have been materially impaired.

                  (b) If this Agreement shall be terminated by the Underwriter pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriter for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the shares of Preferred Stock and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

                  SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, Attention: Managing Director, Utilities Investment Banking; notices to the Company shall be delivered to 600 North 18th Street, Birmingham, Alabama 35291, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: Charles N. Eldred.

                  SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Stock from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 12. COMPANY EXPENSES. The Underwriter agrees to reimburse the Company for expenses incurred in connection with the issuance and sale of the Preferred Stock in an amount not to exceed $300,000. Such expenses may include, among other things, filing fees, counsel fees, trustees fees and printing costs. The Company will provide to the Underwriter a statement of such expenses prior to the Closing Date and the amount of such expenses shall be paid by wire transfer in federal funds at the Closing.

                  SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

                  SECTION 14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

                                                     Very truly yours,

                                                     ALABAMA POWER COMPANY



                                       By: ________________________________
                                                     Title:


CONFIRMED AND ACCEPTED,
as of the date first above written

LEHMAN BROTHERS INC.


By:__________________________
Title:

                                   SCHEDULE I


1,520,000 Shares
5.83% Class A Preferred Stock Cumulative
Par Value $1 Per Share
(Stated Capital $25 Per Share)

6,480,000 Shares
5.20% Class A Preferred Stock Cumulative
Par Value $1 Per Share
(Stated Capital $25 Per Share)

                                                             Schedule II-A

                       [Letterhead of Balch & Bingham LLP]


                                                       ___________ __, 199_
Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285


                              ALABAMA POWER COMPANY
                   _________ Shares of Class A Preferred Stock

Dear Sirs:

                  We have acted as general counsel to Alabama Power Company (the "Company") in connection with the purchase by you of ____________ Shares of Class A Preferred Stock of the Company (the "Preferred Stock") pursuant to the terms of a Purchase Agreement dated _______, 1998 (the "Purchase Agreement"), between the Company and you as the underwriter named therein (the "Underwriter"). This opinion is being delivered to you pursuant to Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (No. 33-61845) pertaining to the Preferred Stock (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated _________, 199__ as supplemented by a final prospectus supplement dated __________, 199_ (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended __________________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended _____________ and the Current Reports on Form 8-K of the Company dated _____________(the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Stock, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth.

                  We are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Purchase Agreement.

         2. The execution, delivery and performance by the Company of the Purchase Agreement have been duly authorized by all necessary corporate action, and the Purchase Agreement has been duly executed and delivered by the Company.

         3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Preferred Stock have been obtained; such orders are sufficient for the issuance and the sale of the Preferred Stock; the issuance and the sale of the Preferred Stock conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Preferred Stock in accordance with the terms of the Purchase Agreement.

         4. The Preferred Stock has been duly authorized by the Company and, upon payment and delivery in accordance with the Purchase Agreement, will be validly issued, fully paid and nonassessable.

         5. The statements made in the Final Supplemented Prospectus under the captions "Description of New Stock" and "Certain Terms of the New Stock" constitute accurate summaries of the terms of the articles of incorporation of the Company and the Preferred Stock in all material respects.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above and in the Final Supplemented Prospectus in the second paragraph under the caption "Experts". In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of __________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing with the Commission of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997 (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement therein of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents.

                  We are members of the State Bar of Alabama and we do not express any opinion herein concerning any law other than the law of such State and the federal law of the United States and, to the extent set forth herein, the law of the State of New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Purchase Agreement insofar as such opinion relates to matters of Alabama law.

                                                     Yours very truly,

                                                     BALCH & BINGHAM LLP

                                                              Schedule II-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                                       __________ __, 199_
Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285



                              ALABAMA POWER COMPANY
                  __________ Shares of Class A Preferred Stock


Dear Sirs:

                  We have acted as counsel to Alabama Power Company (the "Company") in connection with the purchase by you of _______ Shares of Class A Preferred Stock of the Company (the "Preferred Stock") pursuant to the terms of a Purchase Agreement dated ________, 1998 (the "Purchase Agreement"), between the Company and the you as the underwriter named therein (the "Underwriter"). This opinion is being delivered to you pursuant to Section 5(c)(2) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (No. 33-61845) pertaining to the Preferred Stock (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated _________, 1998 as supplemented by a final prospectus supplement dated __________, 199_ (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended _____________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ____________ and the Current Reports on Form 8-K of the Company dated _________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Stock, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Alabama law upon the opinion dated the date hereof rendered to you by Balch & Bingham LLP and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements.

         2. The execution, delivery and performance by the Company of the Purchase Agreement have been duly authorized by all necessary corporate action, and the Purchase Agreement has been duly executed and delivered by the Company.

         3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Preferred Stock have been obtained; such orders are sufficient for the issuance and sale of the Preferred Stock; the issuance and sale of the Preferred Stock conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Preferred Stock in accordance with the terms of the Purchase Agreement.

         4. The Preferred Stock has been duly authorized by the Company and, upon payment and delivery in accordance with the Purchase Agreement, will be validly issued, fully paid and nonassessable.

         5. The statements made in the Final Supplemental Prospectus under the captions "Description of New Stock" and "Certain Terms of the New Stock" constitute accurate summaries of the terms of the articles of incorporation of the Company and the Preferred Stock in all material respects.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Arthur Andersen LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of _______________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing with the Commission of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997 (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents.

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Alabama and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                              Schedule III



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                       __________ __, 199_


Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285


                              ALABAMA POWER COMPANY
                  __________ Shares of Class A Preferred Stock

Ladies and Gentlemen:

                  We have represented you in connection with the purchase by you of ______ Shares of Class A Preferred Stock of the Company (the "Preferred Stock") pursuant to the terms of a Purchase Agreement dated ________________, 1998 (the "Purchase Agreement"), between the Company and you as the underwriter named therein (the "Underwriter"). This opinion is being delivered to you pursuant to Section 5(c)(3) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (No. 33-61845) pertaining to the Preferred Stock (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated __________, 199_, as supplemented by a final prospectus supplement dated _________, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended ________________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended _________ the Current Reports on Form 8-K of the Company, dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Stock, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the State of Alabama upon the opinion of Balch & Bingham LLP dated the date hereof and addressed to you, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Purchase Agreement.

                  2. The execution, delivery and performance by the Company of the Purchase Agreement have been duly authorized by all necessary corporate action, and the Purchase Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Preferred Stock have been obtained; such orders are sufficient for the issuance and sale of the Preferred Stock; the issuance and sale of the Preferred Stock conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Preferred Stock in accordance with the terms of the Purchase Agreement.

                  4. The Preferred Stock has been duly authorized by the Company and, upon payment and delivery in accordance with the Purchase Agreement, will be validly issued, fully paid and nonassessable.

                  5. The statements made in the Final Supplemented Prospectus under the captions "Description of New Stock" and "Certain Terms of the New Stock" constitute accurate summaries of the terms of the articles of incorporation of the Company and Preferred Stock in all material respects.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of ___________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing with the Commission of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997 (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents.

                  We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the law of the State of Alabama.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham LLP and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Purchase Agreement, insofar as such opinions relate to matters of New York law.


                                                     Very truly yours,


                                                     DEWEY BALLANTINE LLP